SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                        WELLINGTON PROPERTIES TRUST
          (Exact name of registrant as specified in its charter)


Maryland                       33-82888C               39-6594066
(State or jurisdiction   (Commission File Number)    (IRS Employer
of Incorporation or      Classification Code Number) Identification Number)
Organization)


                         18650 W. Corporate Drive
                       Brookfield, Wisconsin  53045
                               (414)792-8900
                 (Address of principal executive offices)









Former name or former address, if changed since last report)












ITEM 2.   Acquisition or Disposition of Assets.

On December 30, 1996 Wellington Properties Trust (the "Trust") acquired Building 10 of Maple Grove Apartment Homes in Madison, Wisconsin ("Building 10") for cash in the amount of $791,625.00.

Building 10 consists of 12 apartments located within the Maple Grove Condominium. All apartments have two bedrooms.

Building 10 was purchased from an independent seller. WMC Realty, Inc. served as real estate broker and received a brokerage commission of $31,667 from the seller of Building 10.

On December 23, 1996 the Trust procured a line of credit for $1,000,000.00 from Milwaukee Western Bank. Funds from the line of credit were used to acquire Building 10.

ITEM 7.   Financial Statements and Exhibits

None









                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         WELLINGTON PROPERTIES TRUST
                                   (Registrant)



Dated:    January 13, 1997          /s/Arnold K. Leas
                                    Arnold K. Leas, President